UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 12, 2007

Oakley, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-13848	95-3194947

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
One Icon
Foothill Ranch, California 92610
(Address of principal executive offices) (Zip Code)
(949) 951-0991
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets
On January 19, 2007, Oakley, Inc. (Oakley) filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the completion of its acquisition, through its wholly-owned subsidiary, Merlita Acquisition Corporation (Merlita), of the significant assets of Eye Safety Systems, Inc. (ESS), pursuant to the terms of the Asset Purchase Agreement dated November 21, 2006 by and among Oakley, Merlita, ESS, the stockholders of ESS and John D. Dondero as the stockholders’ representative (the Acquisition). The Acquisition was completed on January 12, 2007.
This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed by Oakley on January 19, 2007.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited financial statements of Eye Safety Systems, Inc. as of December 31, 2006 and for the year then ended, filed as Exhibit 99.1 to this report, are incorporated into this Item 9.01(a) by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Oakley, Inc., filed as Exhibit 99.2 to this report, is incorporated into this Item 9.01(b) by reference.
The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or consolidated results of operations of Oakley that would have been reported had the Acquisition occurred on the dates indicated, nor does it represent a forecast of the consolidated financial position of Oakley at any future date or the consolidated results of operations for any future period.
(c) Exhibits
See the Exhibit Index appearing on page 2 of this report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakley, Inc.
March 27, 2007	/s/ Richard Shields
Richard Shields
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement, dated November 21, 2006, by and among Oakley, Inc., a Washington corporation, Merlita Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Oakley, Eye Safety Systems, Inc., a Delaware corporation, the stockholders of Eye Safety Systems, Inc., and John D. Dondero, an individual, as stockholders’ representative (incorporated by reference from Oakley’s Current Report on Form 8-K filed November 22, 2006).

23	Consent of Independent Auditors

99.1	Audited financial statements listed in Item 9.01(a).

99.2	Pro forma financial information listed in Item 9.01(b).

2